Exhibit 99.3

INDEPENDENT ACCOUNTANT’S REPORT

The Board of Directors

Wanzek Construction, Inc.

Fargo, North Dakota

We have reviewed the balance sheets of Wanzek Construction, Inc. as of June 30, 2008 and 2007, and the related statements of operations, stockholders’ equity and cash flows for the six month periods ended June 30, 2008 and 2007. These financial statements are the responsibility of the Company’s management.

A review consists principally of inquiries of Company personnel and analytical procedures applied to the financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/    Eide Bailly LLP

Fargo, North Dakota

September 19, 2008

WANZEK CONSTRUCTION, INC.

BALANCE SHEETS

JUNE 30, 2008 AND 2007

	2008	2007
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,108,646	$526,909
Marketable Securities	173,451	114,206
Receivables
Current billings, less allowance for doubtful accounts of $75,000 in 2008 and $60,000 in 2007	34,862,507	11,522,908
Retainage	9,670,043	1,847,716
Other	188,897	160,773
Notes receivable from stockholders	219,665	381,341
Costs and estimated earnings in excess of billings on uncompleted contracts	13,271,253	4,243,408
Inventories	100,613	85,945
Prepaid expenses	22,063	22,241
Deferred income taxes	320,000	219,000

Total current assets	66,937,138	19,124,447

OTHER ASSETS
Cash surrender value of life insurance	364,692	440,521
Deposits	936,828	537,593
Other	1,253	19,031

	1,302,773	997,145

PROPERTY AND EQUIPMENT	39,977,261	26,794,245
Less accumulated depreciation	15,012,242	13,279,617

	24,965,019	13,514,628

	$93,204,930	$33,636,220

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

BALANCE SHEETS—(Continued)

JUNE 30, 2008 AND 2007

	2008	2007
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Outstanding checks in excess of bank balance	$—	$709,251
Current maturities of long-term debt	2,437,000	1,350,300
Short-term notes payable	231,106	—
Accounts payable
Current	31,725,527	5,562,003
Retainage	4,599,297	1,117,833
Billings in excess of costs and estimated earnings on uncompleted contracts	6,159,088	5,685,906
Accrued expenses
Taxes, other than income taxes	839,244	508,987
Other accrued liabilities, primarily salaries, vacation and accrued workers compensation	4,755,698	1,877,668
Income taxes payable	3,764,902	190,225

Total current liabilities	54,511,862	17,002,173

LONG-TERM DEBT, LESS CURRENT MATURITIES	8,043,768	4,579,481

DEFERRED COMPENSATION	273,300	160,300

DEFERRED INCOME TAXES	3,465,000	2,091,000

CONTINGENCIES (NOTE 14)
STOCKHOLDERS’ EQUITY
Common stock	8,370	8,370
Additional paid-in capital	102,630	102,630
Retained earnings	27,989,500	9,692,266

	28,100,500	9,803,266
Less: Treasury stock	(1,189,500)	—

	26,911,000	9,803,266

	$93,204,930	$33,636,220

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2008 AND 2007

	2008	2007
OPERATIONS
EARNED REVENUES	$150,932,326	$40,103,502
COSTS OF EARNED REVENUES	131,559,269	35,637,290

GROSS PROFIT	19,373,057	4,466,212
OPERATING EXPENSES	5,034,479	3,415,352

INCOME FROM OPERATIONS	14,338,578	1,050,860

OTHER INCOME (EXPENSE)
Interest income	161,463	32,935
Discounts earned	17,324	954
Other income	126,198	18,404
Interest expense	(258,885)	(193,321)
Investment loss	(8,711)	—
Gain on life insurance proceeds	315,854	—
Gain on sale of equipment	501,263	150,947

	854,506	9,919

INCOME BEFORE INCOME TAXES	15,193,084	1,060,779
INCOME TAX PROVISION	(6,229,200)	(488,000)

NET INCOME	$8,963,884	$572,779

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

SIX MONTHS ENDED JUNE 30, 2008 AND 2007

	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Total
BALANCE, DECEMBER 31, 2006	$8,370	$102,630	$9,119,487	$—	$9,230,487
Net income	—	—	572,779	—	572,779

BALANCE, JUNE 30, 2007	8,370	102,630	9,692,266	—	9,803,266
Net income	—	—	9,333,350	—	9,333,350

BALANCE, DECEMBER 31, 2007	8,370	102,630	19,025,616	—	19,136,616
Purchase of treasury stock	—	—	—	(1,189,500)	(1,189,500)
Net income	—	—	8,963,884	—	8,963,884

BALANCE, JUNE 30, 2008	$8,370	$102,630	$27,989,500	$(1,189,500)	$26,911,000

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2008 AND 2007

	2008	2007
OPERATING ACTIVITIES
Net income	$8,963,884	$572,779
Charges and credits to net income not affecting cash
Depreciation	1,930,788	1,155,536
Deferred income taxes	1,048,000	165,000
Gain on sale of equipment	(501,263)	(150,947)
Gain on life insurance proceeds	(315,854)	—
Deferred compensation	75,000	24,000
Changes in assets and liabilities
Receivables	(3,211,281)	(3,721,995)
Costs and estimated earnings in excess of billings on uncompleted contracts	(9,196,884)	(2,439,197)
Inventories	(40,481)	(19,945)
Prepaid expenses	43,893	28,484
Accounts payable	13,624,636	2,158,551
Billings in excess of costs and estimated earnings on uncompleted contracts	(3,863,782)	4,588,114
Accrued taxes, other than income taxes	116,304	278,566
Other accrued liabilities	607,332	(69,777)
Income taxes payable	(241,178)	(343,042)

NET CASH FROM OPERATING ACTIVITIES	9,039,114	2,226,127

INVESTING ACTIVITIES
Property and equipment purchases	(8,846,689)	(2,024,075)
Proceeds from sale of equipment	661,988	160,808
Proceeds from life insurance	445,629	—
Deposits paid	(359,500)	(537,593)
Purchase of marketable securities	(53,925)	(114,206)
Collections on note receivable	2,566,255	351,405
Advances on note receivable	(2,775,205)	(712,811)
Other	273	(6,644)

NET CASH USED FOR INVESTING ACTIVITIES	(8,361,174)	(2,883,116)

FINANCING ACTIVITIES
Net proceeds from short-term financing	231,106	—
Proceeds from long-term debt borrowings	2,886,000	—
Principal payments on long-term debt	(6,098,070)	(4,475,603)
Outstanding checks in excess of bank balance	—	709,251
Purchase of treasury stock	(1,189,500)	—

NET CASH USED FOR FINANCING ACTIVITIES	(4,170,464)	(3,766,352)

NET CHANGE IN CASH	(3,492,524)	(4,423,341)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	11,601,170	4,950,250

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$8,108,646	$526,909

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for
Interest	$238,881	$193,321
Income taxes	5,445,475	666,042

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Acquisition of equipment through the issuance of notes payable	$1,629,171	$1,792,403

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008 AND 2007

NOTE 1 - PRINCIPAL ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

The Company performs construction services primarily in the biofuels industry (ethanol and biodiesel plants), wind energy, heavy/civil, industrial process, and the power industry, along with construction of bridges, water and sewage treatment facilities, and commercial buildings. The company’s main office is located in Fargo, North Dakota with satellite offices located in Williston and Minot, North Dakota.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Receivable and Credit Policy

The Company performs credit evaluations of its customers and subcontractors and may require surety bonds. Generally, liens are filed on construction contracts. At periods ending June 30, 2008 and 2007, receivables are due from customers in the United States and are not concentrated in a particular industry. Receivables generally are due when billed and the retainages are due at the completion of the construction contract. Receivables are written off when determined to be uncollectible. The allowance for doubtful accounts is estimated based on the Company’s historical losses, existing economic conditions in the construction industry, and the financial stability of its customers.

Risk and Concentrations

The Company’s cash balances are maintained in secured bank deposit accounts at one financial institution. Periodically, cash balances are in excess of federally insured limits.

Revenue and Cost Recognition

Revenues from fixed-price, modified fixed-price and unit-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of contract costs incurred to date to estimated total contract costs for each contract. This method is used because management considers expended contract costs to be the best available measure of progress on these contracts. Under this method, profit is recorded when progress on a contract reaches a point where reasonable estimates of the contract’s final results can be made. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned measured by the cost-to-cost method, or ratably over the term of the project, depending upon the terms of the individual contract. Revenues from time and materials contracts are recognized on the basis of costs incurred during the period plus the fee earned.

Contract costs include all direct materials, labor, and subcontractor costs and those indirect costs related to contract performance, such as indirect labor, depreciation, supplies, tools, repairs and fringe benefits. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The asset, “costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Inventories

Consists of construction materials and supplies are valued at the lower of cost, using the first-in, first-out (FIFO) method, or market.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are charged to expense currently. When depreciable properties are retired or sold, the cost and related accumulated depreciation are eliminated from the accounts and the resultant gain or loss is reflected in income.

Depreciation is provided for over the estimated useful lives of the individual assets using accelerated and straight-line methods. The estimated useful lives used in the computation of depreciation are as follows:

Buildings	30-39 years
Leasehold improvements	8-20 years
Machinery and equipment	5-10 years
Automotive equipment	3-6 years
Office furniture and equipment	5-8 years
Shop equipment	5-7 years

Income Taxes

The provision for income taxes includes federal and state taxes payable. Deferred taxes relate primarily to differences between the basis of property and equipment, vacation reserve, and deferred compensation. For financial reporting purposes, the Company uses straight-line and accelerated methods of depreciation with lives of 5 to 39 years, while, for income tax purposes, the company uses required statutory guidelines. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Sales Taxes

The Company has customers in states and municipalities in which those governmental units impose a sales tax on certain sales. The Company collects those sales taxes from its customers and remits the entire amount to the various governmental units. The Company’s accounting policy is to exclude the tax collected and remitted from revenue and cost of revenue.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This standard applies under other accounting pronouncements that require or permit fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which is the year beginning Jnauary 1, 2008 for the Company. The Company adopted SFAS No. 157 effective January 1, 2008. The adoption of SFAS No. 157 for financial assets and liabilities held by the Company did not have a material effect on the Company’s financial statements or notes thereto.

In February 2008, the FASB issued FSP FAS 157-2, Effective Date of FASB Statement No. 157 (FSP FAS 157-2), which permits a one year deferral of the application of SFAS No. 157 for all non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company will adopt SFAS No. 157 for non-financial assets and non-financial liabilities on January 1, 2009 and does not expect the provisions to have a material effect on its results of operations, financial position or cash flows.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities(“SFAS 159”). SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company has elected not to apply the fair value option to the specified financial assets and liabilities, and accordingly, the adoption of SFAS No. 159 had no financial statement impact.

NOTE 2 - UNCOMPLETED CONTRACTS

	2008	2007
Costs incurred on uncompleted contracts	$271,633,560	$69,877,103
Estimated earnings	32,330,327	5,880,809

	303,963,887	75,757,912
Less billings to date	296,851,722	77,200,410

	$7,112,165	$(1,442,498)

Included in the accompanying balance sheets under the following captions:
Costs and estimated earnings in excess of billings on uncompleted contracts	$13,271,253	$4,243,408
Billings in excess of costs and estimated earnings on uncompleted contracts	(6,159,088)	(5,685,906)

	$7,112,165	$(1,442,498)

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 3 - PROPERTY AND EQUIPMENT

Details relative to the company’s property and equipment are as follows:

	2008
Description	Cost	Accumulated Depreciation	Net Book Value	2007 Net Book Value
Land	$283,450	$—	$283,450	$65,922
Land improvements	141,045	19,057	121,988	58,799
Construction in progress	1,467,432	—	1,467,432	—
Buildings	1,355,167	350,803	1,004,364	1,045,453
Leasehold improvements	124,981	49,938	75,043	48,940
Automotive equipment	6,078,066	2,410,403	3,667,663	2,000,892
Machinery and equipment	29,123,664	11,419,800	17,703,864	9,784,316
Office furniture and equipment	1,201,623	645,321	556,302	443,508
Shop equipment	201,833	116,920	84,913	66,798

	$39,977,261	$15,012,242	$24,965,019	$13,514,628

Depreciation expense equaled $1,930,788 and $1,155,536 for the six months ended June 30, 2008 and 2007, respectively.

NOTE 4 - LIFE INSURANCE POLICIES

The Company has received a collateral assignment on a joint survivor life insurance policy insuring the lives of Leo and Janet Wanzek, the owner and beneficiary of which is Jon Wanzek. Details relative to the life insurance policies are as follows:

Insured	Policy Amount	Cash Surrender Value
		2008	2007
Leo and Janet Wanzek	$3,100,000	$361,286	$308,068
Jon Wanzek	300,000	3,406	2,793
Leo Wanzek	400,000	—	129,660

	$3,800,000	$364,692	$440,521

The life insurance policies insuring Leo Wanzek were realized during the period ended June 30, 2008.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 5 - LONG – TERM DEBT

Long-term debt consists of:

	2008	2007
5.28% variable rate equipment note payable to Starion Financial, due in monthly installments of $54,964, including interest, to May 15, 2013, secured by equipment	$2,845,428	$—

6.068% note payable to National City Commercial Capital Company due in monthly installments of $15,949, including interest, to September 3, 2014, secured by equipment	980,154	—

6.87% note payable to Wells Fargo Equipment Finance, due in monthly installments of $11,179, including interest, to April 15, 2014, secured by equipment	643,215	729,909

6.75% mortgage payable to State Bank & Trust, due in monthly installments of $6,397, including interest, to October 15, 2010, secured by building	637,010	669,621

6.67% note payable to Wells Fargo Equipment Finance, due in monthly installments of $13,138, including interest, to January 31, 2012, secured by equipment	501,274	621,125

6.15% note payable to Wells Fargo Equipment Finance, due in monthly installments of $10,218, including interest, to August 31, 2012, secured by equipment	449,664	541,532

7.02% note payable to Wells Fargo Equipment Finance, due in monthly installments of $8,683, including interest, to September 30, 2012, secured by equipment	381,934	456,457

0.00% note payable to Komatsu Financial, due in monthly installments of $11,426, including interest, to January 16, 2011, secured by equipment	354,195	—

6.30% note payable to Wells Fargo Bank, due in monthly installments of $12,900 including interest, to November 30, 2010, secured by equipment	351,211	479,014

4.40% note payable to Caterpillar Financial Services, due in monthly installments of $5,319, including interest, to April 28, 2013, secured by equipment	281,716	—

1.07% note payable to Caterpillar Financial Services, due in monthly installments of $5,600, including interest, to March 10, 2013, secured by equipment	220,327	—

4.99% note payable to John Deere Credit Services, due in monthly installments of $3,529, including interest, to March 20, 2013, secured by equipment	181,788	—

5.69% note payable to General Electric Capital, due in monthly installments of $6,485, including interest, to August 1, 2012, secured by equipment	161,300	227,877

0.00% note payable to Komatsu Financial, due in monthly installments of $5,230, including interest, to October 10, 2012, secured by equipment	146,436	—

NOTES TO FINANCIAL STATEMENTS—(Continued)

	2008	2007
5.25% note payable to Komatsu Financial, due in monthly installments of $3,214, including interest, to May 20, 2012, secured by equipment	136,254	—

6.79% note payable to Wells Fargo Bank, due in monthly installments of $4,150, including interest, to February 28, 2011, secured by equipment	120,743	160,690

5.95% note payable to Wells Fargo Bank, due in monthly installments of $5,670, including interest, to February 25, 2010, secured by equipment	107,565	167,130

0.00% note payable to Komatsu Financial, due in monthly installments of $5,553, including interest, to January 1, 2010, secured by equipment	99,948	166,581

5.90% note payable to John Deere Credit Services, due in monthly installments of $3,001, including interest, to February 1, 2011, secured by equipment	86,094	116,061

4.90% notes payable to General Motors Acceptance Corp. due in monthly installments totaling $2,047, including interest, to April 18, 2012, secured by equipment	85,209	105,103

5.90% note payable to CitiCapital Commercial Corp, due in monthly installments of $1,989, including interest, to February 15, 2012, secured by equipment	78,536	97,173

0.00% note payable to John Deere Credit Services, due in monthly installments of $5,505, including interest, to January 10, 2009, secured by equipment	38,540	104,608

4.75% note payable to John Deere Credit Services, due in monthly installments of $3,925, including interest, to May 10, 2009, secured by equipment	42,171	86,132

5.90% note payable to CitiCapital Commercial Corp, due in monthly installments of $1,213, including interest, to February 15, 2012, secured by equipment	47,907	59,276

0.00% note payable to Komatsu Financial, due in monthly installments of $852, including interest, to December 28, 2011, secured by equipment	35,791	—

3.75% note payable to Komatsu Financial, due in monthly installments of $4,195, including interest, to September 1, 2008, secured by equipment	8,351	57,373

2.90% note payable to Gehl Finance, due in monthly installments of $1,666, including interest, to December 27, 2009, secured by equipment	29,315	48,162

0.00% note payable to Komatsu Financial, due in monthly installments of $1,458, including interest, to October 3, 2008, secured by equipment	4,375	21,875

Various notes payable to State Bank & Trust, with interest rates ranging from 3.85% to 7.75%, due in monthly installments totaling $23,101, including interest, with various maturity dates to October 24, 2012, secured by vehicles	572,690	606,182

Various notes payable to Ford Motor Credit, with interest rates ranging from 0.00% to 8.99%, due in monthly installments totaling $11,805, including interest, with various maturity dates to December 25, 2012, secured by vehicles	851,627	340,524

NOTES TO FINANCIAL STATEMENTS—(Continued)

	2008	2007
Notes paid in full in 2008	—	67,376

	10,480,768	5,929,781

Less current maturities	(2,437,000)	(1,350,300)

	$8,043,768	$4,579,481

The Company has an available operating line of credit of $10,000,000, and a discretionary line of credit of $10,000,000 with State Bank and Trust of Fargo, ND. The operating line of credit and discretionary line of credit are due June 30, 2009. The operating line of credit had an outstanding balance of $231,106 and $0 as of June 30, 2008 and 2007, respectively. The discretionary line of credit had no outstanding balance as of June 30, 2008 and 2007. The Company has various financial covenants relating to the lines of credit and State Bank notes. As of June 30, 2008, the company was in compliance with the covenants.

Long-term debt maturities are as follows:

Periods Ending June 30	Amount
2009	$2,437,000
2010	2,347,599
2011	2,562,385
2012	1,661,847
2013	1,134,717
Thereafter	337,220

$10,480,768

NOTE 6 - TREASURY STOCK

During 2008 the Company purchased 1,950 shares of Class B Series Non-voting common stock from a shareholder. The stock was recorded at cost as treasury stock and is shown separately as a deduction from stockholders’ equity. The total amount of treasury stock purchased was $1,189,500.

NOTE 7 - STOCKHOLDERS

The Company’s common stock consists of the following: Class A Series Voting common stock, $1 par value, 25,000 shares authorized, 4,185 shares issued and outstanding as of June 30, 2008 and 2007, respectively; Class B Series Non-voting common stock, $.10 par value, 250,000 shares authorized, 41,850 shares issued in 2008 and 2007, of which 1,950 and 0 were held in treasury at June 30, 2008 and 2007, respectively.

The Company’s stockholders and their respective ownership percentages as of June 30, 2008 are as follows:

Stockholder	Percent of Ownership of Outstanding Shares
Leo Wanzek Q-Tip Trust	42%
Janet Wanzek	3%
Wanzek Construction Irrevocable Trust	24%
Jon Wanzek	26%
Jon Wanzek Annuity Trust	5%

100%

NOTES TO FINANCIAL STATEMENTS—(Continued)

The stock is subject to a stockholders’ agreement that generally provides that should any stockholder desire to sell his stock, it must first be offered to the other stockholder at a predetermined purchase price or at a price offered by an outside party. In addition, upon the death of a stockholder, the surviving stockholders shall purchase all of the then outstanding shares held by or for the deceased stockholder at a predetermined purchase price. This agreement is partially funded though a split dollar life insurance arrangement with Jon Wanzek insuring the lives of Leo and Janet Wanzek.

NOTE 8 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is generally defined as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Quoted market prices are generally not available for the Company’s financial instruments. Accordingly, fair values are based on judgments regarding anticipated cash flows, future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates involve uncertainties and matters of judgment, and therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The following methods and assumptions were used by the Company to estimate fair value of the financial instruments, and the estimated fair values of the Company’s financial instruments as of June 30, 2008 and 2007.

Long-term debt

The fair value of the long-term debt is estimated based on the current rates offered for debt of similar maturities. Based on the methods and assumptions used above, the fair values of long-term debt approximate their carrying values as of June 30, 2008 and 2007.

NOTE 9 - INCOME TAXES

The components giving rise to the net deferred tax liabilities have been included in the accompanying balance sheets as of June 30, 2008 and 2007 as follows:

	2008	2007
Deferred tax assets
Accrued vacation	$236,000	$155,000
Deferred compensation	123,000	64,000
Allowance for doubtful accounts	30,000	24,000
Other accrued liabilities	53,000	40,000

	442,000	283,000
Deferred tax liability
Property and equipment	(3,587,000)	(2,155,000)

Noncurrent liability	$(3,145,000)	$(1,872,000)

These amounts have been presented in the Company’s financial statements as follows:

	2008	2007
Current deferred tax asset	$320,000	$219,000
Long-term deferred tax liability	(3,465,000)	(2,091,000)

Net deferred tax liability	$(3,145,000)	$(1,872,000)

NOTES TO FINANCIAL STATEMENTS—(Continued)

The components of the provision for income taxes are as follows:

	2008	2007
Currently payable	$5,181,200	$323,000
Deferred tax	1,048,000	165,000

Income taxes	$6,229,200	$488,000

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34 percent to pretax income for periods ending June 30, 2008 and 2007, due to non deductible expenses and other adjustments to taxable income as well as the varying state income tax rates, depending on the states the company is required to file in for the periods.

NOTE 10 - OPERATING LEASES

The Company leases equipment under long-term lease agreements. Minimum lease payments for operating leases in future periods are as follows:

Periods Ending June 30	Amount
2009	$2,063,608
2010	1,969,016
2011	1,969,016
2012	1,754,410
2013	1,568,375

$9,324,425

Rent expense for the six months ended June 30, 2008 and 2007, including month to month leases, totaled $11,364,174 and $2,646,100, respectively.

NOTE 11 - RELATED PARTY TRANSACTIONS

The company leases land and buildings from Wanzek Family Limited Partnership I, LLLP on a month-to-month basis. Rent expense totaled $96,000 and $75,000 for the six months ended June 30, 2008 and 2007, respectively. The company also leased land and building from Wanzek, Inc. on a month-to-month basis. Rent expense totaled $11,400 for the six months ended June 30, 2008 and 2007. The company also leases land and buildings from Janet Wanzek, company stockholder, on a month-to-month basis. Rent expense to Mrs. Wanzek totaled $6,000 for six months ended June 30, 2008 and 2007. During 2008 the company purchased approximately 91 acres of land from Mrs. Wanzek. The purchase price of the land was $273,450 and is included in property, plant, and equipment at cost. The company also has a note receivable from Janet Wanzek, balance due of $0 and $16,934 as of June 30, 2008 and 2007, respectively. This is a demand note with a variable interest rate (currently 2.80%) and is expected to be paid off within the next year. The company also has a note receivable from Jon Wanzek, balance due of $233,562 and $364,407 as of June 30, 2008 and 2007, respectively. This is a demand note with a variable interest rate (currently 2.80%). The company also has a note payable to Janet Wanzek, balance due of $13,897 and $0 as of June 30, 2008 and 2007, respectively.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 12 - MAJOR CUSTOMERS

The Company derived 10 percent or more of its revenues from the following five major customers:

	2008	2007
Customer A	$29,606,846	$—
Customer B	28,089,646	—
Customer C	—	7,140,332
Customer D	—	6,176,573
Customer E	—	4,633,668

	$57,696,492	$17,950,573

The company also had outstanding contracts and retainage receivables as of June 30, 2008 of $7,443,193 and $11,598,325 for Customers A and B, respectively. The company also had outstanding contracts and retainage receivables as of June 30, 2007 of $1,385,450, $1,219,276, and $453,523 for Customers C, D, and E, respectively.

NOTE 13 - EMPLOYEE BENEFIT PLANS

401(k) Plan

The Company has a 401(k) employee benefit plan that covers employees who have reached 21 years of age, who have completed six months of service and have received credit for 500 hours of service during a plan year. The Company is not required to make any contributions to the plan, however, qualified non-elective contributions or discretionary contributions may be made at the company’s discretion. The Company contributions to the plan were $0 for the periods ended June 30, 2008 and 2007.

Construction Employees Pension Plan

The Company participates in the Construction Employees Pension Plan, a multi-employer defined contribution pension plan which covers qualified hourly employees. Terms of the plan call for contributions based on the employee’s job classification.

Contributions to this plan are included in costs of contract revenues earned in the accompanying statements of operations. Contributions totaled $391,269 and $168,805 for the periods ended June 30, 2008 and 2007, respectively.

Deferred Compensation Plan

The Company has adopted a nonqualified unfunded deferred compensation plan for certain key employees. The Company’s contributions to the plan are discretionary. Deferred compensation expense totaled $75,000 and $24,000 for the six months ended June 30, 2008 and 2007.

NOTE 14 - CONTINGENCIES

The Company is subject to various other lawsuits and claims that arise in the ordinary course of business. Management believes the disposition of all such proceedings, individually or in the aggregate, relating to other lawsuits and claims should not have a material adverse effect on the company’s financial condition.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 15 - BACKLOG

The following schedule shows a reconciliation of backlog representing the amount of revenue, excluding fees from management contracts, the Company expects to realize from work to be performed on uncompleted contracts in progress at June 30, 2008 and contractual agreements on which work has not yet begun.

Balance, December 31, 2007	$68,453,537
New contracts and change orders, 2008	259,679,201

328,132,738
Less contract revenue earned, 2008	150,932,326

Balance June 30, 2008	$177,200,412

The Company also has ongoing cost plus and time and material work estimated at $30,100,000 and has entered into additional contracts subsequent to the period ended June 30, 2008 totaling $98,700,000.

NOTE 16 - COMMITMENTS

Commitments

The Company has commitments for additions to property and equipment of approximately $15,368,000.

NOTE 17 - SUBSEQUENT EVENT

Subsequent to the period ending June 30, 2008, the shareholders of the Company have entered into an exclusive negotiation agreement with an unrelated third party for the sale of all outstanding shares of the Company. The agreement expires September 30, 2008.

INDEPENDENT AUDITOR’S REPORT

The Board of Directors

Wanzek Construction, Inc.

Fargo, North Dakota

We have audited the accompanying balance sheets of Wanzek Construction, Inc., as of December 31, 2007 and 2006, and the related statements of operations, retained earnings, and cash flows for the years ended December 31, 2007, 2006 and 2005. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we do not express such an opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wanzek Construction, Inc., as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/    Eide Bailly LLP

Fargo, North Dakota

April 3, 2008, except for note 15,

    as to which the date is September 3, 2008

WANZEK CONSTRUCTION, INC.

BALANCE SHEETS

DECEMBER 31, 2007 AND 2006

	2007	2006
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$11,601,170	$4,950,250
Marketable Securities	119,526	—
Receivables
Current billings, less allowance for doubtful accounts of $75,000 in 2007 and $60,000 in 2006	36,348,951	7,146,363
Retainage	5,151,351	2,661,839
Other	9,864	1,200
Notes receivable from stockholders	10,715	19,935
Costs and estimated earnings in excess of billings on uncompleted contracts	4,074,369	1,804,211
Inventories	60,132	66,000
Prepaid expenses	65,956	50,725
Deferred income taxes	231,000	137,000

Total current assets	57,673,034	16,837,523

OTHER ASSETS
Cash surrender value of life insurance	494,467	440,521
Deposits	577,328	—
Other	1,526	12,387

	1,073,321	452,908

PROPERTY AND EQUIPMENT	30,583,886	23,541,251
Less accumulated depreciation	14,003,214	12,677,705

	16,580,672	10,863,546

	$75,327,027	$28,153,977

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

BALANCE SHEETS—(Continued)

DECEMBER 31, 2007 AND 2006

	2007	2006
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturities of long-term debt	$1,603,154	$1,013,572
Accounts payable
Current	18,440,666	3,316,559
Retainage	4,259,522	1,204,726
Billings in excess of costs and estimated earnings on uncompleted contracts	10,022,870	1,097,792
Accrued expenses
Taxes, other than income taxes	722,940	230,421
Other accrued liabilities, primarily salaries, vacation and accrued workers compensation	4,115,366	1,947,445
Income taxes payable	4,006,080	533,267

Total current liabilities	43,170,598	9,343,782

LONG-TERM DEBT, LESS CURRENT MATURITIES	10,460,513	7,599,408

DEFERRED COMPENSATION	231,300	136,300

DEFERRED INCOME TAXES	2,328,000	1,844,000

CONTINGENCIES (NOTE 11)
STOCKHOLDERS’ EQUITY
Common stock	8,370	8,370
Additional paid-in capital	102,630	102,630
Retained earnings	19,025,616	9,119,487

	19,136,616	9,230,487

	$75,327,027	$28,153,977

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

	2007	2006	2005
OPERATIONS
EARNED REVENUES	$191,893,498	$93,220,552	$78,013,442
COSTS OF EARNED REVENUES	167,480,456	84,756,055	72,199,356

GROSS PROFIT	24,413,042	8,464,497	5,814,086
OPERATING EXPENSES	8,075,532	5,423,622	4,087,248

INCOME FROM OPERATIONS	16,337,510	3,040,875	1,726,838

OTHER INCOME (EXPENSE)
Interest income	187,342	90,786	50,302
Discounts earned	32,294	2,306	17,376
Other income	52,060	30,429	33,704
Interest expense	(414,697)	(379,355)	(183,659)
Investment income	1,071	—	—
Gain on sale of equipment	330,549	1,228,394	138,477

	188,619	972,560	56,200

INCOME BEFORE INCOME TAXES	16,526,129	4,013,435	1,783,038
INCOME TAX PROVISION	(6,620,000)	(2,220,000)	(725,000)

NET INCOME	$9,906,129	$1,793,435	$1,058,038

RETAINED EARNINGS
BALANCE, BEGINNING OF YEAR	$9,119,487	$7,326,052	$6,268,014
Net income	9,906,129	1,793,435	1,058,038

BALANCE, END OF YEAR	$19,025,616	$9,119,487	$7,326,052

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

	2007	2006	2005
OPERATING ACTIVITIES
Net income	$9,906,129	$1,793,435	$1,058,038
Charges and credits to net income not affecting cash
Depreciation	2,529,865	2,075,442	1,729,586
Deferred income taxes	390,000	447,000	130,000
Gain on sale of equipment	(330,549)	(1,228,394)	(138,477)
Deferred compensation	95,000	53,000	26,628
Changes in assets and liabilities
Receivables	(31,700,764)	5,295,550	(5,975,009)
Costs and estimated earnings in excess of billings on uncompleted contracts	(2,270,158)	(588,685)	(807,160)
Inventories	5,868	(41,559)	41,732
Prepaid expenses	(15,231)	(18,722)	17,892
Accounts payable	18,178,903	(4,560,876)	5,125,817
Billings in excess of costs and estimated earnings on uncompleted contracts	8,925,078	(1,712,654)	(49,908)
Accrued taxes, other than income taxes	492,519	(151,009)	73,816
Other accrued liabilities	2,167,921	674,793	(74,378)
Income taxes payable	3,472,813	409,604	(209,995)

NET CASH FROM OPERATING ACTIVITIES	11,847,394	2,446,925	948,582

INVESTING ACTIVITIES
Property and equipment purchases	(4,840,575)	(2,746,988)	(5,397,615)
Proceeds from sale of equipment	422,242	1,563,838	256,103
Deposits paid	(577,328)	—	—
Purchase of marketable securities	(119,526)	—	—
Increase in cash value of life insurance	(53,946)	(49,132)	(42,169)
Collection (advance) on note receivable	9,220	(3,417)	6,678
Other	10,861	12,693	(4,382)

NET CASH USED FOR INVESTING ACTIVITIES	(5,149,052)	(1,223,006)	(5,181,385)

FINANCING ACTIVITIES
Proceeds from long-term debt borrowings	5,115,000	4,465,848	4,967,181
Principal payments on long-term debt	(5,162,422)	(4,788,854)	(1,482,440)

NET CASH FROM FINANCING ACTIVITIES	(47,422)	(323,006)	3,484,741

NET CHANGE IN CASH	6,650,920	900,913	(748,062)
CASH & CASH EQUIVALENTS AT BEGINNING OF YEAR	4,950,250	4,049,337	4,797,399

CASH & CASH EQUIVALENTS AT END OF YEAR	$11,601,170	$4,950,250	$4,049,337

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for
Interest	$384,082	$377,161	$169,830
Income taxes	2,757,188	1,308,585	812,751

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Acquisition of property through the issuance of notes payable	$3,498,109	$611,003	$—

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 1 - PRINCIPAL ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

The Company performs construction services primarily in the biofuels industry (ethanol and biodiesel plants), wind energy, heavy/civil, industrial process, and the power industry, along with construction of bridges, water and sewage treatment facilities, and commercial buildings. The company is located in Fargo, North Dakota.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Receivable and Credit Policy

The Company grants credit to customers, the majority of whom are companies and government entities located in United States. Contract receivables are written off when they are determined to be uncollectible. The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions in the construction industry, and the financial stability of its customers.

Risk and Concentrations

The Company’s cash balances are maintained in secured bank deposit accounts at one financial institution. Periodically, cash balances are in excess of federally insured limits.

Revenue and Cost Recognition

Revenues from fixed-price, modified fixed-price and unit-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of contract costs incurred to date to estimated total contract costs for each contract. This method is used because management considers expended contract costs to be the best available measure of progress on these contracts. Under this method, profit is recorded when progress on a contract reaches a point where reasonable estimates of the contract’s final results can be made. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned measured by the cost-to-cost method, or ratably over the term of the project, depending upon the terms of the individual contract. Revenues from time and materials contracts are recognized on the basis of costs incurred during the period plus the fee earned.

Contract costs include all direct materials, labor, and subcontractor costs and those indirect costs related to contract performance, such as indirect labor, depreciation, supplies, tools, repairs and fringe benefits. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, “costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Inventories

Construction materials and supplies are valued at the lower of cost, using the first-in, first-out (FIFO) method, or market.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are charged to expense currently. When depreciable properties are retired or sold, the cost and related accumulated depreciation are eliminated from the accounts and the resultant gain or loss is reflected in income.

Depreciation is provided for over the estimated useful lives of the individual assets using accelerated and straight-line methods. The estimated useful lives used in the computation of depreciation are as follows:

Buildings	30-39 years
Leasehold improvements	8-20 years
Machinery and equipment	5-10 years
Automotive equipment	3-6 years
Office furniture and equipment	5-8 years
Shop equipment	5-7 years

Income Taxes

The provision for income taxes includes federal and state taxes payable. Deferred taxes relate primarily to differences between the basis of property and equipment, vacation reserve, and deferred compensation. For financial reporting purposes, the Company uses straight-line and accelerated methods of depreciation with lives of 5 to 39 years, while, for income tax purposes, the company uses required statutory guidelines. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Reclassifications

Certain reclassifications have been made to the 2005 and 2006 financial statements to conform with the 2007 reporting format. These reclassifications have no effect on net income.

Sales Taxes

The Company has customers in states and municipalities in which those governmental units impose a sales tax on certain sales. The Company collects those sales taxes from its customers and remits the entire amount to the various governmental units. The Company’s accounting policy is to exclude the tax collected and remitted from revenue and cost of revenue.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 2 - UNCOMPLETED CONTRACTS

	2007	2006
Costs incurred on uncompleted contracts	$177,665,573	$89,974,696
Estimated earnings	20,542,053	6,371,398

	198,207,626	96,346,094
Less billings to date	204,156,127	95,639,675

	$(5,948,501)	$706,419

Included in the accompanying balance sheets under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$4,074,369	$1,804,211
Billings in excess of costs and estimated earnings on uncompleted contracts	(10,022,870)	(1,097,792)

	$(5,948,501)	$706,419

NOTE 3 - PROPERTY AND EQUIPMENT

Details relative to the company’s property and equipment are as follows:

	2007
Description	Cost	Accumulated Depreciation	Net Book Value	2006 Net Book Value
Land	$65,922	$—	$65,922	$65,922
Land improvements	141,045	16,075	124,970	61,781
Construction in progress	483,479	—	483,479	—
Buildings	1,355,167	330,259	1,024,908	1,065,997
Leasehold improvements	124,981	47,268	77,713	39,813
Automotive equipment	4,699,788	2,295,485	2,404,303	1,471,090
Machinery and equipment	22,524,405	10,655,241	11,869,164	7,692,388
Office furniture and equipment	997,176	554,917	442,259	395,451
Shop equipment	191,923	103,969	87,954	71,104

	$30,583,886	$14,003,214	$16,580,672	$10,863,546

Depreciation expense equaled $2,529,865, $2,075,442, and $1,729,586 for the years ended December 31, 2007, 2006 and 2005 respectively.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 4 - LIFE INSURANCE POLICIES

The Company is the owner and beneficiary of life insurance policies insuring the life of Leo Wanzek. The Company has received a collateral assignment on a joint survivor life insurance policy insuring the lives of Leo and Janet Wanzek, the owner and beneficiary of which is Jon Wanzek. Details relative to the life insurance policies are as follows:

		Cash Surrender Value
Insured	Policy Amount	2007	2006
Leo and Janet Wanzek	$3,100,000	$361,286	$308,068
Jon Wanzek	300,000	3,406	2,793
Leo Wanzek	250,000	13,307	18,366
Leo Wanzek	100,000	79,046	74,393
Leo Wanzek	50,000	37,422	36,901

	$3,800,000	$494,467	$440,521

NOTE 5 - LONG – TERM DEBT

Long-term debt consists of:

	2007	2006
6.75% variable rate note payable to State Bank & Trust, due December 31, 2012, secured by receivables, inventory and equipment	$2,000,000	$—

7% variable rate note payable to State Bank & Trust, due June 30, 2009, secured by receivables, inventory and equipment	1,785,000	2,800,000

7% variable rate equipment line of credit to State Bank & Trust, due December 31, 2011, secured by receivables, inventory and equipment	1,330,000	1,000,000

6.068% not payable to National City Commercial Capital Company due in monthly installments of $15,949, including interest, to September 3, 2014, secured by equipment	1,042,677	—

6.87% note payable to Wells Fargo Equipment Finance, due in monthly installments of $11,179, including interest, to April 15, 2014, secured by equipment	687,304	—

6.75% mortgage payable to State Bank & Trust, due in monthly installments of $6,397, including interest, to October 15, 2010, secured by building	653,590	685,121

6.67% note payable to Wells Fargo Equipment Finance, due in monthly installments of $13,138, including interest, to January 31, 2012, secured by equipment	562,196	678,126

6.15% note payable to Wells Fargo Equipment Finance, due in monthly installments of $10,218, including interest, to August 31, 2012, secured by equipment	496,302	585,395

6.30% note payable to Wells Fargo Bank, due in monthly installments of $12,900 including interest, to November 30, 2010, secured by equipment	416,209	550,020

7.02% note payable to Wells Fargo Equipment Finance, due in monthly installments of $8,683, including interest, to September 30, 2012, secured by equipment	419,847	491,807

5.69% note payable to General Electric Capital, due in monthly installments of $6,485, including interest, to August 1, 2012, secured by equipment	195,061	259,775

NOTES TO FINANCIAL STATEMENTS—(Continued)

	2007	2006
0.00% note payable to Komatsu Financial, due in monthly installments of $5,230, including interest, to October 10, 2010, secured by equipment	177,816	—

5.95% note payable to Wells Fargo Bank, due in monthly installments of $5,670, including interest, to February 25, 2010, secured by equipment	137,796	195,506

6.79% note payable to Wells Fargo Bank, due in monthly installments of $4,150, including interest, to February 28, 2011, secured by equipment	141,087	182,803

0.00% note payable to Komatsu Financial, due in monthly installments of $5,553, including interest, to January 1, 2010, secured by equipment	133,265	—

5.90% note payable to John Deere Credit Services, due in monthly installments of $3,001, including interest, to February 1, 2011, secured by equipment	101,298	130,396

4.90% notes payable to General Motors Acceptance Corp. due in monthly installments totaling $2,047, including interest, to April 18, 2012, secured by equipment	95,278	—

5.90% note payable to CitiCapital Commercial Corp, due in monthly installments of $1,989, including interest, to February 15, 2012, secured by equipment	87,992	—

0.00% note payable to John Deere Credit Services, due in monthly installments of $5,505, including interest, to January 10, 2009, secured by equipment	71,574	—

4.75% note payable to John Deere Credit Services, due in monthly installments of $3,925, including interest, to May 10, 2009, secured by equipment	64,412	107,343

5.90% note payable to CitiCapital Commercial Corp, due in monthly installments of $1,213, including interest, to February 15, 2012, secured by equipment	53,675	—

0.00% note payable to Komatsu Financial, due in monthly installments of $852, including interest, to December 28, 2011, secured by equipment	40,904	—

3.75% note payable to Komatsu Financial, due in monthly installments of $4,195, including interest, to September 1, 2008, secured by equipment	33,091	81,205

2.90% note payable to Gehl Finance, due in monthly installments of $1,666, including interest, to December 27, 2009, secured by equipment	38,807	57,383

3.90% note payable to John Deere Credit Services, due in monthly installments of $3,245, including interest, to May 20, 2008, secured by equipment	16,072	53,598

4.90% note payable to Mercedes Benz Credit, due in monthly installments of $885, including interest, to February 12, 2010, secured by vehicle	21,797	31,104

0.00% note payable to Komatsu Financial, due in monthly installments of $1,458, including interest, to October 3, 2008, secured by equipment	13,125	30,625

Various notes payable to State Bank & Trust, with interest rates ranging from 3.85% to 7.75%, due in monthly installments totaling $23,101, including interest, with various maturity dates to October 24, 2012, secured by vehicles	683,271	521,156

Various notes payable to Ford Motor Credit, with interest rates ranging from 0.00% to 8.99%, due in monthly installments totaling $11,805, including interest, with various maturity dates to December 25, 2012, secured by vehicles	564,221	158,743

Notes paid in full	—	12,874

	12,063,667	8,612,980
Less current maturities	(1,603,154)	(1,013,572)

	$10,460,513	$7,599,408

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Company has an available operating line of credit of $10,000,000, and a term equipment line of $2,000,000 with State Bank and Trust of Fargo, ND. The operating line of credit is due May 15, 2008. The term equipment line was approved for 2007 purchases and matures in 2012. As of December 31, 2007, the term equipment line had an outstanding balance of $2,000,000, while the operating line of credit did not have an outstanding balance. As of December 31, 2006, neither lines of credit had an outstanding balance. The Company has various financial covenants relating to the lines of credit and State Bank notes. As of December 31, 2007, the company was in compliance with the covenants.

Long-term debt maturities are as follows:

Years Ending December 31	Amount
2008	$1,603,154
2009	3,283,202
2010	1,869,969
2011	2,252,675
2012	2,568,520
Thereafter	486,147

$12,063,667

NOTE 6 - STOCKHOLDERS

The Company’s common stock consists of the following: Class A Series Voting common stock, $1 par value, 25,000 shares authorized, 4,185 shares issued and outstanding as of December 31, 2007 and 2006, respectively; Class B Series Non-voting common stock, $.10 par value, 250,000 shares authorized, 41,850 shares issued and outstanding as of December 31, 2007 and 2006, respectively.

The Company’s stockholders and their respective ownership percentages as of December 31, 2007 and 2006 are as follows:

Stockholder	Percent of Ownership of Outstanding Shares 2007	Percent of Ownership of Outstanding Shares 2006
Leo Wanzek	41%	47%
Janet Wanzek	30%	37%
Jon Wanzek	29%	16%

	100%	100%

The stock is subject to a stockholders’ agreement that provides that should any stockholder desire to sell his stock, it must first be offered to the other stockholder at a predetermined purchase price or at a price offered by an outside party. In addition, upon the death of a stockholder, the surviving stockholders shall purchase all of the then outstanding shares held by or for the deceased stockholder at a predetermined purchase price. This agreement is partially funded though a split dollar life insurance arrangement with Jon Wanzek insuring the lives of Leo and Janet Wanzek.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 7 - INCOME TAXES

The components giving rise to the net deferred tax liabilities have been included in the accompanying balance sheets as of December 31, 2007 and 2006 as follows:

	2007	2006
Deferred tax assets
Accrued vacation	$175,000	$83,000
Deferred compensation	93,000	54,000
Allowance for doubtful accounts	30,000	24,000
Other accrued liabilities	40,000	30,000

	338,000	191,000
Deferred tax liability
Property and equipment	(2,435,000)	(1,898,000)

Noncurrent liability	$(2,097,000)	$(1,707,000)

These amounts have been presented in the Company’s financial statements as follows:

	2007	2006
Current deferred tax asset	$231,000	$137,000
Long-term deferred tax liability	(2,328,000)	(1,844,000)

Net deferred tax liability	$(2,097,000)	$(1,707,000)

The components of the provision for income taxes are as follows:

	2007	2006	2005
Currently payable	$6,230,000	$1,407,000	$595,000
Deferred tax	390,000	447,000	130,000
Income taxes incurred in connection with IRS examination	—	366,000	—

Income taxes	$6,620,000	$2,220,000	$725,000

NOTE 8 - OPERATING LEASES

The Company leases equipment under long-term lease agreements. Minimum lease payments for operating leases in future years are as follows:

Years Ending December 31	Amount
2008	$1,037,480
2009	888,302
2010	856,771
2011	808,408
2012	553,754

$4,144,715

Rent expense for 2007, 2006 and 2005, including month to month leases, totaled $11,845,534, $3,527,501, and $3,800,806, respectively.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 9 - RELATED PARTY TRANSACTIONS

Notes receivable from stockholders, which include cash advances and other transactions are reflected on the accompanying balance sheets as follows:

	2007	2006
Leo Wanzek	$2,080	$4,111
John Wanzek	8,634	15,824

	$10,714	$19,935

The note receivable from Leo Wanzek is a demand note with a variable interest rate (4.92% at December 31, 2007) and is expected to be paid off within the next year. The note receivable from John Wanzek is a demand note with a variable interest rate (4.72% at December 31, 2007). Interest income from the notes receivable from stockholders totaled $19,342, $20,961, and $6,066, respectively.

The company rents land and buildings from various related parties under month to month leases. The rent expense incurred to related parties is as follows:

	2007	2006	2005
Wanzek Family Limited Partnership I, LLLP	$157,000	$150,000	$137,225
Wanzek, Inc.	22,800	15,960	12,000
Leo Wanzek (majority stockholder)	12,000	12,000	12,000

	$191,800	$177,960	$161,225

NOTE 10 - MAJOR CUSTOMERS

The Company derived 10 percent or more of its revenues from the following three major customers:

2007
Customer A	$24,828,709
Customer B	24,033,571
Customer C	20,103,517

$68,965,797

The Company also had outstanding contracts and retainage receivables of $6,761,555, $6,640,317, and $5,423,893 for Customers A, B, and C, respectively.

NOTE 11 - EMPLOYEE BENEFIT PLANS

401(k) Plan

The Company has a 401(k) employee benefit plan that covers employees who have reached 21 years of age, who have completed six months of service and have received credit for 500 hours of service during a plan year. The Company is not required to make any contributions to the plan, however, qualified non-elective contributions or discretionary contributions may be made at the company’s discretion. The Company contributions to the plan were $395,330, $235,641, and $147,500 in 2007, 2006 and 2005, respectively.

Construction Employees Pension Plan

The Company participates in the Construction Employees Pension Plan, a multi-employer defined contribution pension plan which covers qualified hourly employees. Terms of the plan call for contributions based on the employee’s job classification.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Contributions to this plan are included in costs of contract revenues earned in the accompanying statements of operations. Contributions totaled $245,617, $178,098, and $148,261 in 2007, 2006 and 2005, respectively.

Deferred Compensation Plan

The Company has adopted a nonqualified unfunded deferred compensation plan for certain key employees. The Company’s contributions to the plan are discretionary. Deferred compensation expense totaled $95,000, $53,000, and $26,628 in 2007, 2006 and 2005, respectively.

NOTE 12 - CONTINGENCIES

The Company is subject to various other lawsuits and claims that arise in the ordinary course of business. Management believes the disposition of all such proceedings, individually or in the aggregate, relating to other lawsuits and claims should not have a material adverse effect on the company’s financial condition.

NOTE 13 - BACKLOG

The following schedule shows a reconciliation of backlog representing the amount of revenue, excluding fees from management contracts, the Company expects to realize from work to be performed on uncompleted contracts in progress at December 31, 2007 and contractual agreements on which work has not yet begun.

Balance, December 31, 2006	$21,396,126
New contracts and change orders, 2007	238,950,909

260,347,035
Less contract revenue earned, 2007	191,893,498

Balance December 31, 2007	$68,453,537

The Company also has ongoing cost plus and time and material work estimated at $49,000,000 and has entered into additional contracts subsequent to year end totaling $45,300,000.

NOTE 14 - COMMITMENTS

Commitments

Subsequent to year end, the Company has commitments for additions to property and equipment of approximately $12,611,000.

NOTE 15 - SUBSEQUENT EVENT

On September 3, 2008, the shareholders of the Company entered into an exclusive negotiation agreement with an unrelated third party for the sale of all outstanding shares of the Company.